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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             ALL AMERICAN FOOD GROUP, INC
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 New Jersey                                                  22-32595558
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(STATE OF INCORPORATION OR ORGANIZATION)                                     (I.R.S. EMPLOYER
         OR ORGANIZATION)                                                    IDENTIFICATION NO.)

         9 Law Drive, Fairfield, New Jersey                                   07006
---------------------------------------------------                 --------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  (ZIP CODE)

Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                                NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                                 EACH CLASS IS TO BE REGISTERED
         -------------------                                 ------------------------------
                 None                                               None

                 If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

                 If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, no par value
                           --------------------------
                                (TITLE OF CLASS)
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ITEM 1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the common stock, no par value, of All American Food Group, Inc. (the "Company") to be registered hereunder found under the heading "Description of Securities --Common Stock" in the Prospectus included within the Company's Registration Statement on Form SB-2 (File Number 333-4490), as amended, is hereby incorporated by reference herein.

ITEM 2.                   EXHIBITS.

         A. Form of Second Restated Certificate of Incorporation of the Company (filed as Exhibit 3.3 to the Company's
                 Registration Statement on Form SB-2 (File 333-4490), as amended and incorporated herein by reference).

         B. Form of Second Amended and Restated By-Laws of the Company (filed as Exhibit 3.5 to the Company's Registration Statement on Form SB-2 (File No. 333-4490), as amended and incorporated herein by reference).

         C.      Form of Specimen of Common Stock Certificate (filed as Exhibit
                 4.1 to the Company's Registration Statement on Form SB-2
                 (File No. 333-4490), as amended and incorporated herein by reference).





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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ALL AMERICAN FOOD GROUP, INC.


Date: November 25, 1996             By:   /s/ ANDREW THORNBURN
                                          -----------------------------
                                          Andrew Thorburn
                                          President and Chief Executive Officer





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                                 EXHIBIT INDEX




         A. Form of Second Restated Certificate of Incorporation of the Company (filed as Exhibit 3.3 to the Company's
                 Registration Statement on Form SB-2 (File No. 333-4490), as amended and incorporated herein by reference).

         B. Form of Second Amended and Restated By-Laws of the Company (filed as Exhibit 3.5 to the Company's Registration Statement on Form SB-2 (File No. 333-4490), as amended and incorporated herein by reference).

         C.      Form of Specimen of Common Stock Certificate (filed as Exhibit
                 4.1 to the Company's Registration Statement on Form SB-2
                 (File No. 333-4490), as amended and incorporated herein by reference).





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